UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 28, 2016

NOBLE CORPORATION plc

(Exact name of Registrant as specified in its charter)

England and Wales	001-36211	98-0619597
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Devonshire House, 1 Mayfair Place London, England		W1J8AJ
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: +44 20 3300 2300

NOBLE CORPORATION

(Exact name of Registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Suite 3D, Landmark Square 64 Earth Close P.O. Box 31327 Georgetown, Grand Cayman, Cayman Islands, BWI	KY-1 1206
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (345) 938-0293

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This combined filing on Form 8-K is separately filed by Noble Corporation plc, a public limited company incorporated under the laws of England and Wales (“Noble-U.K.”), and Noble Corporation, a Cayman Islands company (“Noble-Cayman”). Information in this filing relating to Noble-Cayman is filed by Noble-U.K. and separately by Noble-Cayman on its own behalf. Noble-Cayman makes no representation as to information relating to Noble-U.K. (except as it may relate to Noble-Cayman) or any other affiliate or subsidiary of Noble-U.K. This report should be read in its entirety as it pertains to each of Noble-U.K. and Noble-Cayman.

Item 1.01	Entry into a Material Definitive Agreement.

On December 28, 2016, Noble Holding International Limited (the “Issuer”), an indirect, wholly-owned subsidiary of Noble-U.K. and Noble-Cayman, issued and sold $1,000,000,000 aggregate principal amount of its 7.750% Senior Notes due 2024 (the “2024 Notes”), in an underwritten registered offering under the Securities Act of 1933, as amended.

The 2024 Notes were issued under an Indenture, dated March 16, 2015 (the “Base Indenture”), between the Issuer and Wells Fargo, N.A., as trustee (the “Trustee”), as amended and supplemented by a Second Supplemental Indenture, dated December 28, 2016 (together with the Base Indenture (insofar as such indenture governs the 2024 Notes but not as it relates to any other debt securities that may be issued), the “Indenture”), among the Issuer, Noble-Cayman and the Trustee. The Indenture provides for the full and unconditional guarantee by Noble-Cayman of the punctual payment of the principal of, premium, if any, interest on and all other amounts due under the 2024 Notes and the Indenture (the “Guarantee”).

The Issuer expects to receive net proceeds from the sale of the 2024 Notes of approximately $967,600,000, after deducting underwriting discounts and estimated offering expenses. The Issuer intends to use the net proceeds, together with cash on hand, to pay the purchase price and accrued interest (together with fees and expenses) in the tender offers (the “Tender Offers”) to purchase for cash, subject to certain conditions, up to $750,000,000 aggregate purchase price, excluding accrued interest, of the Issuer’s 4.90% Senior Notes due 2020 (the “2020 Notes”), 4.625% Senior Notes due 2021 and 3.95% Senior Notes due 2022. If the Tender Offers, which are subject to market conditions and other factors, including a $300,000,000 cap with respect to the 2020 Notes and the completion of the offering of the 2024 Notes for gross proceeds of at least $750,000,000, are not consummated, or the aggregate purchase price of the notes tendered in the Tender Offers and accepted for payment is less than the net proceeds of the offering, the Issuer will use the remainder of those proceeds for general corporate purposes, which may include the further retirement of debt, including the purchase of debt in open market or privately negotiated transactions.

Interest on the 2024 Notes will accrue from December 28, 2016 at a rate of 7.750% per annum. Interest on the 2024 Notes will be payable by the Issuer on January 15 and July 15 of each year, beginning on July 15, 2017. The 2024 Notes will mature on January 15, 2024.

The Issuer will have the option to redeem the 2024 Notes, at any time or from time to time, in whole or in part and on any date before maturity. The redemption price for the 2024 Notes to be redeemed at any time on or after October 15, 2023 (three months prior to the maturity date) will be equal to 100% of the principal amount of the 2024 Notes being redeemed plus accrued interest to the redemption date. The redemption price for the 2024 Notes to be redeemed at any time prior to October 15, 2023 will be equal to 100% of the principal amount of the 2024 Notes being redeemed plus (1) accrued interest to the redemption date and (2) a make-whole premium, if any. Upon (i) the occurrence of a change of control and (ii) a downgrade of the rating of the 2024 Notes by Moody’s Investors Service, Inc. and S&P Global Ratings, the Issuer will be required to make an offer to repurchase all outstanding 2024 Notes at a price in cash equal to 101% of the aggregate principal amount of the 2024 Notes repurchased, plus any accrued and unpaid interest to the repurchase date.

The Indenture contains certain covenants and restrictions, including, among others, restrictions on the ability of Noble-Cayman and its subsidiaries to create or incur secured indebtedness, enter into certain sale and leaseback transactions, merge or consolidate with another entity, sell assets and undergo a change of control.

The foregoing description is qualified in its entirety by reference to the Base Indenture and the Second Supplemental Indenture, including the form of the 2024 Notes and the Guarantees attached thereto, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER		DESCRIPTION

4.1	—	Second Supplemental Indenture, dated December 28, 2016, among Noble Holding International Limited, a Cayman Islands company, as Issuer, Noble Corporation, a Cayman Islands company, as Guarantor, and Wells Fargo, N.A., as Trustee.

4.2	—	Form of 7.750% Senior Note due 2024 (included in Exhibit 4.1).

5.1	—	Opinion of Baker Botts L.L.P.

5.2	—	Opinion of Maples and Calder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Corporation plc, a company registered under the laws of England and Wales

Date: December 28, 2016	By:	/s/ Dennis J. Lubojacky
Dennis J. Lubojacky
Chief Financial Officer, Vice President and Controller

Noble Corporation, a Cayman Islands company

By:	/s/ Alan R. Hay
Alan R. Hay
Vice President and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

4.1	—	Second Supplemental Indenture, dated December 28, 2016, among Noble Holding International Limited, a Cayman Islands company, as Issuer, Noble Corporation, a Cayman Islands company, as Guarantor, and Wells Fargo, N.A., as Trustee.

4.2	—	Form of 7.750% Senior Note due 2024 (included in Exhibit 4.1).

5.1	—	Opinion of Baker Botts L.L.P.

5.2	—	Opinion of Maples and Calder.

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